SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  April 28, 1998

                                 PP&L RESOURCES, INC.
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in Its Charter)


               Pennsylvania           1-11459               23-2758192
               ------------           -------               ----------
             (State or other        (Commission            (IRS Employer
             jurisdiction of        File Number)        Identification No.)
             incorporation)


              Two North Ninth Street, Allentown, Pennsylvania 18101-1179
              ----------------------------------------------------------
                       (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code:  (610) 774-5151
                                                            ---------------


                                      PP&L, INC.
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in Its Charter)


               Pennsylvania             1-905                23-0959590
               ------------             -----                ----------
            (State or other          (Commission            (IRS Employer
            jurisdiction of          File Number)        Identification No.)
            incorporation)


              Two North Ninth Street, Allentown, Pennsylvania 18101-1179
              ----------------------------------------------------------
                       (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code:  (610) 774-5151
                                                           -----------------

          ITEM 5.   OTHER EVENTS
                    ------------

                    On April 28, 1998, PP&L Inc. (the "Company") entered into an Underwriting Agreement among the Company, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Chicago Capital Markets, Inc. (collectively, the "Underwriters") for the sale to the Underwriters of the Company's First Mortgage Bonds, 6 1/8% REset Put Securities Series Due 2006 (the "Bonds"). In connection with the issuance of the Bonds under the Underwriting Agreement, the Company intends to enter into a Calculation Agency Agreement with Morgan Stanley & Co. Incorporated and a Securities Purchase Option Letter Agreement with Morgan Stanley & Co. International Limited and Morgan Stanley & Co. Incorporated. The Bonds will be issued and sold pursuant to the Company's Mortgage and Deed of Trust, dated as of October 1, 1945, to Bankers Trust Company (successor to Morgan Guaranty Trust Company of New York), as Trustee, as amended and supplemented by sixty-five indentures supplemental thereto (the "Mortgage"), and as to be amended and supplemented by the Sixty-Sixth Supplemental Indenture to be dated as of May 1, 1998 (the "Sixty-Sixth Supplemental Indenture"). Forms of such Underwriting Agreement, Calculation Agency Agreement, Call Option Letter Agreement and Sixty-Sixth Supplemental Indenture are attached hereto as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

                    INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.  The
                    -----------------------------------------------
          Company does hereby incorporate by reference into its Registration Statement (File No. 333-48809), as Exhibit 8 thereto, the opinion of Reid & Priest LLP as to certain statements in the Prospectus Supplement dated April 28, 1998 relating to the Bonds under the caption "Certain United States Federal Income Tax Considerations," such opinion being filed herewith as Exhibit 8 to this Form 8-K.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                    -----------------------------------------------------
                    AND EXHIBITS
                    ------------

                    (c)  Exhibits

                         (1.1) Form of Underwriting Agreement, dated April 28, 1998, among PP&L, Inc., Morgan Stanley & Co.
                                        Incorporated, Credit Suisse First
                                        Boston Corporation, Merrill Lynch,
                                        Pierce, Fenner & Smith Incorporated
                                        and First Chicago Capital Markets,
                                        Inc.

                         (4.1)          Form of Calculation Agency
                                        Agreement between PP&L, Inc. and
                                        Morgan Stanley & Co. Incorporated.

                         (4.2) Form of Securities Purchase Option Letter Agreement among PP&L, Inc., Morgan Stanley & Co. International Limited and Morgan Stanley & Co. Incorporated.

                         (4.3) Form of Sixty-Sixth Supplemental Indenture between PP&L, Inc. and Bankers Trust Company (successor to Morgan Guaranty Trust Company of New York).

                         (8) Opinion of Reid & Priest LLP, dated April 28, 1998, as to certain statements in the Prospectus
                                        Supplement, filed with the
                                        Commission in connection with the
                                        Registration Statement of PP&L,
                                        Inc. (File No. 333-48809), under
                                        the caption "Certain United States
                                        Federal Income Tax Considerations."

                         (23)           Consent of Reid & Priest LLP
                                        (included in Exhibit 8).

                                      SIGNATURES
                                      ----------


               Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PP&L Resources, Inc.
                                        PP&L, Inc.



          Date: May 1, 1998          By: /s/ James E. Abel
                                           ------------------------
                                              James E. Abel
                                              Treasurer

                                     EHIBIT INDEX


               Exhibit                       Description
               -------                       -----------

               (1.1) Form of Underwriting Agreement, dated April 28, 1998, among PP&L, Inc., Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and First Chicago Capital Markets, Inc.

               (4.1) Form of Calculation Agency Agreement between PP&L, Inc. and Morgan Stanley & Co.
                              Incorporated.

               (4.2) Form of Securities Purchase Option Letter Agreement among PP&L, Inc., Morgan Stanley & Co. International Limited and Morgan Stanley & Co. Incorporated.

               (4.3) Form of Sixty-Sixth Supplemental Indenture between PP&L, Inc. and Bankers Trust Company (successor to Morgan Guaranty Trust Company of New York).

               (8) Opinion of Reid & Priest LLP, dated April 28, 1998, as to certain statements in the Prospectus Supplement, filed with the Commission in connection with the
                              Registration Statement of PP&L, Inc. (File
                              No. 333-48809), under the caption "Certain
                              United States Federal Income Tax
                              Considerations."

               (23)           Consent of Reid & Priest LLP (included in
                              Exhibit 8).